                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Wayne L. Mosley and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of the 14th day of April, 1997.



                                             /s/ Timothy F. Finley
                                             -----------------------------------
                                             Timothy F. Finley
                                             Director

                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Wayne L. Mosley and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of the 17th day of April, 1997.



                                             /s/ Irwin N. Gold
                                             -----------------------------------
                                             Irwin N. Gold
                                             Director

                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Wayne L. Mosley and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of the 24th day of April, 1997.



                                             /s/ Peter V. Handal
                                             -----------------------------------
                                             Peter V. Handal
                                             Director

                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Wayne L. Mosley and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of the 16th day of April, 1997.



                                             /s/ Brian B. Smith
                                             -----------------------------------
                                             Brian B. Smith
                                             President and Director

                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Wayne L. Mosley and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of the 24th day of April, 1997.



                                             /s/ Charles A. Ratner
                                             -----------------------------------
                                             Charles A. Ratner
                                             Director

                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, Wayne L. Mosley and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of the 24th day of April, 1997.



                                             /s/ Jeffrey A. Cole
                                             -----------------------------------
                                             Jeffrey A. Cole
                                             Chairman and Chief Executive
                                             Officer and Director
                                             (Principal Executive Officer and
                                             Principal Financial Officer)